(Commission File Number: 333-137386)
(Filer: Coconut Palm Acquisition Corp. and
Equity Broadcasting Corporation)
(Subject Company: Equity Broadcasting Corporation, filed under
Coconut Palm Acquisition Corp. for EDGAR filing purposes)
Exhibit 99.1
Equity Broadcasting Corporation Larry Morton, President and CEO

Preliminary Statement: Information on Equity Broadcasting Corporation and Coconut Palm Acquisition Corporation; Presentation not a Proxy Statement The attached presentation by Equity Broadcasting Corporation, an Arkansas corporation ("EBC"), is being filed as part of a Form 8-K filed by Coconut Palm Acquisition Corp., a Delaware corporation ("CPAC") with the Securities and Exchange Commission (the "SEC") on or about October 23, 2006. As the following presentation sets forth, EBC has executed an Agreement and Plan of Merger, dated April 7, 2006, with CPAC pursuant to which EBC will merge with and into CPAC with CPAC remaining as the surviving corporation (the "Merger"). This presentation is made to invitees of the Sanders Morris Harris Group which is coordinating this presentation. This presentation is not a proxy statement or a solicitation of proxies from the shareholders of EBC or the stockholders of CPAC and does not constitute an offer of any securities of EBC or CPAC for sale. Any solicitation of proxies will only be made by EBC's and CPAC's respective proxy statements. Notwithstanding the foregoing statement, CPAC and EBC and their respective officers and directors may be deemed to have participated in the solicitation of proxies from CPAC's stockholders and EBC's shareholders in favor of the approval of the Merger. Shareholders of EBC and stockholders of CPAC are advised to read, when available, CPAC's Form S-4 containing its proxy statement and EBC's proxy statement for the special meetings for the Merger because these proxy statements contain or will contain important information about EBC, CPAC and the Merger, including with limitation a description of the security holdings of CPAC and EBC officers and directors and their interest in the successful consummation of the Merger. CPAC filed its initial Form S-4 with the SEC on September 15, 2006. The definitive proxy statements will be mailed to shareholders of EBC and stockholders of CPAC as of the respective record dates to be established for voting on the Merger. Such persons will also be able to obtain a copy of CPAC's proxy statement and other periodic reports filed by CPAC with the SEC, without charge, by visiting the SEC's Internet site at (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Corporate Secretary, CPAC, 595 South Federal Highway, Suite 500, Boca Raton, Florida 33432. This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about EBC, CPAC and their combined business after completion of the proposed transaction. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of EBC's and CPAC's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions; weather and natural disasters; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which EBC is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of EBC's products and services; general economic conditions; geopolitical events and regulatory changes and approvals, as well as other relevant risks detailed in CPAC's filings with the Securities and Exchange Commission, including its report on form 10-K for the period ended December 31, 2005 and its Form S-4 containing its proxy statement filed with the SEC on September 15, 2006 (to be amended) as well as EBC's proxy statement, both of which proxy statements will be will be mailed to shareholders of EBC and stockholders of CPAC as of the respective record dates to be established for voting on the Merger. The information set forth herein should be read in light of such risks. Neither EBC, nor CPAC, assumes any obligation to update the information contained in this presentation.

Executive Summary EBC Overview The Company was founded in 1998 and has built a network of 125 television stations since that time Station assets include 24 full power stations, 37 Class A stations and 64 low power stations EBC stations currently cover 25.9% of the U.S. population in 42 markets EBC is one of the largest Hispanic broadcasters in the U.S. and the second largest affiliate group of both the top- ranked Univision television network and Univision's TeleFutura network After the Univision investment in 2001, EBC, like Entravision Communications Corporation (NYSE:EVC), became a major developer of Univision stations EBC currently has 42 network affiliates, including 22 Univision affiliates EBC has 15 Univision and Telefutura TV stations in the top 65 Hispanic markets in the U.S. Long-term strategic relationship with Univision (NYSE: UVN) After giving effect to the transaction, Univision will continue to own approximately 7-8% of the Company Approximately 3% as a common stockholder and approximately 4-5% as a series A preferred stockholder Univision has agreed to extend its affiliation agreements with the Company in all markets from 10 years to 15 years from the merger date, and add 3 new markets (1) Source: Nielsen Station Index, September 2005

The Company has historically grown through the construction of new television stations and acquisitions of existing broadcast properties and has a three-pronged strategy for future growth: Hispanic and English Broadcasting, Media Services and Spectrum Development The Company is now transitioning from a predominantly developmental company to an operational company and the focus has shifted from new construction to station profitability. The Company anticipates that profitability will be achieved by the Company's: Strengthening its operational management team Continued focus on driving sales Continued upgrading of programming content on its English language TV stations Maintaining cost control efforts Natural maturation of startup station operations Continued acquisition, development and sales of under valued media assets The Company launched the Centralized Automated Satellite Hub (C.A.S.H.(tm)) system in 2004. This system significantly reduces the cost of operating local stations Generates recurring revenue and currently provides services to over 40 television stations Potential clients include more than 300 stations and over 1,000 digital channels like RTN EBC's digital spectrum assets provide a significant opportunity for a digital content delivery vehicle throughout the Company's footprint Executive Summary EBC Overview

Executive Summary Business Combination In September 2005, CPAC, (OTCBB: CNUT, CNUTW, CNUTU) a blank check company, raised gross proceeds of approximately $69.0 million through its IPO via the sale of 11.5 million units Unit consisted of one share of common stock and two warrants offered at $6.00 per unit Warrant exercise price of $5.00 Approximately $63.1 million of the net proceeds of the offering are in a trust account On April 7, 2006, CPAC entered into a definitive agreement to acquire all of the outstanding shares of capital stock of Equity Broadcasting Corporation ("EBC" or the "Company") Under the initial terms of the Agreement and Plan of Merger, the total consideration was $267.4 million based on a price of $5.81 for each CPAC share: $153.7 million in CPAC common stock $25.0 million in cash payable to Univision to pay down part of Univision's current preferred stock interest $11.7 million in series A convertible non-voting preferred stock to be held by Univision Transfer at closing of an existing broadcasting station to Univision valued at approximately $15.0 million Assumption of up to $62.0 million of EBC debt Approximately $38.0 million of cash will remain in the combined company The Agreement and Plan of Merger has been amended to, among other things, extend the outside closing date to March 31, 2007 and increase the maximum amount of EBC indebtedness to up to $72 million. EBC has an appraised asset value of approximately $390 million (March 2006 appraisal by Holt Media Group) The purchase price represents a discount of approximately 30% to the appraised asset value The Company anticipates the merger to close as soon as is practicable, subject to CPAC's shareholder approval and regulatory approval, among other conditions CPAC expects to seek NASDAQ listing upon closing

EBC Overview

Univision: Continued Strategic Partnership

- Univision is a leading Spanish language media company
  - 2005 revenues of approximately $2 billion
  - Television operations include the Univision Network, TeleFutura Network and Galavisión
- Only network that has sustained growth in its viewing audience in the highly coveted adult ages 18-49 demographic[1]
- In 2001, Univision invested $25.9 million in EBC to aggregate Spanish-language media assets
  - Since this partnership, EBC has launched 22 Univision or TeleFutura affiliates in top Spanish-language markets, including Detroit, Minneapolis, Kansas City, Oklahoma City, Ft. Myers, Portland and Salt Lake City
  - EBC has just extended its affiliation agreements with Univision to 15 years after the merger date
  - As the second largest Univision and Telefutura affiliate, EBC benefits from low-cost television programming and broadcasting rights to sought-after Hispanic-themed content
  - EBC's local programming, combined with Univision's compelling programming of telenovelas and sports, create a valuable proposition that appeals to broad Hispanic audiences

Univision Network

TeleFutura Network

Galavisión

(1) Source: Nielsen Hispanic Television Index (NHTI)

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EBC Overview Diversified Media Opportunity Platform for diversified media strategy Advertising spending in Hispanic media increased 12.1% from 2004 to 2005, compared to an increase in advertising spending of 6.6% for all U.S. advertising markets 1 Opportunities exist in the rapidly growing Spanish-language media market Estimated 3.4% of television advertising spending targeted the Hispanic population in 2005, which accounted for 10.2% of television households 1 Spanish-language television advertising sales rose 16.9%, the advertising market's largest increase after the Internet 2 Increasing focus on advertising spending gap is expected Advertising spending on Hispanic broadcast and cable networks is projected to grow 16.4% per year through 2009 1 The Company believes that the combination of WB and UPN networks will generate potential acquisition opportunities of television stations that lose their network affiliations Industry trends indicate a shift away from national networks and towards localized content in secondary and tertiary markets (1) Source: Kagan Research, LLC (2) Source: Nielsen Monitor Plus

EBC Overview Target Market The Hispanic population of approximately 40 million living in the U.S. represents approximately 14% of the U.S. population 1 Expected to grow to nearly 16% of the U.S. population by 2010, reaching 47.8 million 2 U.S. Hispanic population is expected to grow at more than three times the rate of the non- Hispanic population 2 In 2005, the total annual Hispanic buying power was more than $715 billion, an increase of approximately 51% since 2000 3 By 2010, Hispanic buying power is estimated to grow to more than $1.0 trillion 3 Hispanic segment is the fastest growing segment of U.S. media market; largest media outlet is TV (1) Source: Nielsen Media Research, 2005 (2) Source: U.S. Census Bureau, 2004 (3) Source: Global Insight, Hispanic Market Monitor 2005

EBC Overview Business Components EBC's business model is divided into three primary growth segments: Broadcasting Hispanic broadcasting - Univision strategic relationship and other Hispanic media English broadcasting - selectively acquiring under valued media assets that have high growth potential Media Services C.A.S.H.(tm) system Outsourced services RTN Equity News Services (ENS) Network delivery services New services (home shopping, etc.) Spectrum Development Prepare for broadcasting industry shift to digital platform WiMAX, video-on-demand and digital channels such as RTN Distributed transmission systems and Multicasting

EBC Overview EBC National Network DMA Station DMA Station

Growth Strategy Station Growth Plan Hispanic Stations EBC will continue to expand the Univision franchise EBC plans to bring Univision affiliates to Waco, Jacksonville and Nashville EBC will aggressively pursue additional Univision and TeleFutura markets The Company intends to develop a strong presence with other emerging Hispanic networks In markets where EBC has Hispanic stations it will pursue other Hispanic media opportunities English Stations EBC plans to restructure and expand its English station portfolio The Company also plans to sell off its small-market, non-core stations to raise additional funds to support its growth effort Acquire new stations where the Company can significantly improve operations with the C.A.S.H.(tm) system Cost savings Improved distribution Better and more consistent quality For Hispanic and English broadcasting, EBC's potential targets include: Large markets (DMA ranking #1-50) - Independents Middle markets (DMA ranking #51-100) - Networks Small markets (DMA ranking #100+) - Major networks Small station groups

Growth Strategy Steps to Profitability Focus on driving sales in both our rapidly growing Spanish-language markets as well as our early stage development English language stations Same station sales for the six month period ended June 30, 2006 are up 32% over the same period last year Recruit and retain top executives from the industry to augment the current team and position the Company for future growth Drive revenue growth through additional programming and sales Continue to shift from paid programming into entertainment content to drive ratings Obtain national sales representatives for English-language stations Continue to utilize joint sales agreement (JSA) and identify brand-name strategic partners for opportunities in sales and marketing Expand outsourcing capability and economies of scale by implementing the C.A.S.H.(tm) system onto a broader base of television stations C.A.S.H.(tm) system model is very effective way to launch broadcast affiliates that otherwise would not have access Acquire additional station portfolios that will benefit from the C.A.S.H.(tm) system Pursue accretive, complementary content and distribution-related acquisitions to reduce cost structure and expand reach Develop other media opportunities outside of the traditional television broadcasting sector

Growth Strategy Case Study #1 - Kansas City (KUKC) Background of Station Startup KUKC is a startup station that became operational in Q1 2005 By utilizing the C.A.S.H. (tm) system, KUKC was able to establish positive income from operations Operating Performance KUKC generated income from operations of approximately $48 thousand in Q4 2005, the station's fourth quarter of operations EBC's management estimates that competitive stations that do not utilize the C.A.S.H. (tm) system generally operate between three to five years before generating positive income from operations In Q1 2006, EBC expanded the sales force of KUKC to drive the increase in revenue from localized content Management Expertise EBC's station startup strategy utilizing the C.A.S.H. (tm) system has been successfully replicated with television stations across various markets For example, the WUVF station in Ft. Myers / Naples, Florida generated positive income from operations of approximately $31 thousand in Q3 2005, the station's third quarter of operations WUVF generated income from operations of approximately $78 thousand in Q1 2006 Note: References to station operations and financials exclude income and expenses related to trade and barter activities KUKC Financial Performance

Growth Strategy Case Study #2 - Little Rock (KKYK) Description of Station prior to Turnaround Prior to EBC's turnaround efforts, KKYK relied heavily on paid programming, rather than localized sales, as a source of revenue Due to declining net broadcast revenue and high operating expenses, KKYK had a loss from operations of over $200 thousand in 2004 Implemented Turnaround Strategy In January 2005, EBC completed the implementation of the C.A.S.H. (tm) system for the KKYK station Additionally, EBC management shifted the station's focus to replacing paid programming with entertainment content and localized sales Turnaround Outcome KKYK net broadcast revenue grew approximately 42% from $471 thousand in 2004 to $670 thousand in 2005 Local sales increased from approximately $256 thousand in 2004 to $271 thousand in 2005 The station's total operating expenses decreased by approximately 6% from $683 thousand in 2004 to $644 thousand in 2005 Income from operations increased from a loss of over $200 thousand in 2004 to income of approximately $26 thousand in 2005 PAX RTN Note: References to station operations and financials exclude income and expenses related to trade and barter activities

Growth Strategy Case Study #3 - Portland / La Grande / Yakima (KPOU) Background of Station Startup EBC completed the construction of the KPOU station in January 2002 Startup costs consisted of approximately $125 thousand for construction and $500 thousand for regulatory permits Operation Strategy Management entered into a JSA relationship with local partners to drive revenue from localized content The JSA contracts allowed KPOU to operate without utilizing EBC's sales force, streamlining the stations operating expenses KPOU generated profits in every year of operation from startup in 2002 until its sale in 2006 Investment Exit KPOU is under contract to be sold in Fall 2006 for $19.2 million, which is expected to result in a gain on sale of more than $18 million KPOU had net broadcast revenue of approximately $2.7 million in 2005, an increase of 13.5% over 2004 Excluding JSA-related payments, KPOU had income from operations of approximately $1.4 million in 2005, an increase of 17.0% over 2004 Management Expertise Management has expertise in entering into local partnerships across various markets For example, in April 2006, EBC reached an agreement with Granite Broadcasting, Inc. of New York to be the advertising sales representative for WNGS-TV Channel 67, licensed in Springville, N.Y. (Buffalo). Note: References to station operations and financials exclude income and expenses related to trade and barter activities, as well as JSA activities KPOU Financial Performance

EBC Overview Media Services - Overview of C.A.S.H.(tm) System EBC utilizes a state-of-the-art master control facility in Little Rock, Arkansas, to feed the multiple stations to the C.A.S.H.(tm) system Source of recurring revenue Creates strong operating efficiencies based on reduced manpower required to operate each individual station Centralized master control oversees accounting, traffic, promotion and production functions Centralized video production facility allows EBC to custom-build graphics, promotional spots and specialized programming for stations in other markets Customized interfaces are designed to operate a myriad of satellite downlink systems and integrate them with broadcast video / audio servers Staffed 24 hours a day, 7 days a week to assure quality control in all aspects of the broadcast operations Operators monitor both outgoing feeds and satellite uplink signals to guarantee signal quality Computerized monitoring system identifies potential problems before they interfere with broadcast operations Currently, 41 stations utilize EBC's C.A.S.H.(tm) system

EBC Overview Media Services - Overview of C.A.S.H.(tm) System Other C.A.S.H.(tm) system features include: Centralcasting Merging / consolidating master control Automated operations Increased cable penetration Digital quality picture Lower capital expenditures and operating costs Fully-scalable capacity and capability Data delivery and other services End Users EBC Master Control (Little Rock, AR) Satellite Broadcast Customers MUX

EBC Overview Media Services - Overview of RTN The C.A.S.H.(tm) system can be utilized to offer outsourced services to non-EBC stations as a source of recurring revenue RTN Example: The Company provides market-specific, turn-key network delivery for Retro Television Network (RTN), a 24 / 7 family-friendly television channel with 14 hours a day of primary entertainment content Each RTN affiliate receives a complete, customized local satellite feed without the need for any master control operations besides EBC's central facility WNGS-TV Channel 67 in Buffalo is a great example of RTN's performance and potential. Within one month of launching RTN programming on WNGS, the station had doubled its net weekly circulation (rising from 4.7% to 9.4%). A few months later, WNGS began getting 1 to 3 shares at various times on a typical day and had increased its net weekly circulation to more than 20%.

EBC Overview

Media Services – Equity News Services (ENS)

- ENS provides a cost-effective, centralized newscast for EBC's Univision stations in Salt Lake City, Little Rock, Amarillo, Oklahoma City, Detroit and Ft. Myers
  - Management expects ENS to begin providing news for EBC's stations in Kansas City and Minneapolis this year
  - Provides English-language news and weather breaks for EBC's English stations
  - Highly-customized facilities in Little Rock are used for the newscast productions


SATELITE / RADAR


5:30
with Doug

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EBC Overview Spectrum Development EBC aims to accumulate one of the largest portfolios of digital spectrum in the U.S. in anticipation of potential growth in digital television broadcasts Congress has set a February 18, 2009 deadline for television stations to switch entirely from analog to digital broadcasts EBC has already incurred capital expenditures and expects minimal additional costs in conjunction with the digital conversion of all stations mandated by the Federal Communications Commission by 2009 The Company's spectrum assets provide an opportunity to offer digital broadcast services EBC is uniquely positioned with respect to data convergence Opportunity to become a digital spectrum provider to non-digital spectrum holders

EBC Overview Spectrum Development - Distributive Transmission Systems and Multicasting Benefits of Distributive Transmission Systems (Cellular systems): Signal strength more consistent throughout the coverage area Capable of targeting population centers with stronger signals Overall power consumption can be reduced Allows all stations to maximize distribution system throughout DMA, which puts out-of-market signals on an equal level with in-market signals Currently, broadcasters are utilizing multicasting for local news, shopping and weather channels Potential uses include: Data transmission, including wireless internet and cellular phones Video on Demand New broadcast channels specifically designed for digital carriage Channel 2 HDTV / Channel 1 Channel 6 Channel 5 Channel 4 Channel 3 Digital Data 1080 i HDTV Option 1 Digital TV Spectrum Allocation 720p HDTV Option 2 No HDTV Option 3

Investment Highlights Immediate distribution capability of diversified media services to expanding Spanish-language market Continued strong relationship with Univision Extension of Univision affiliation agreement to 15 years from merger date Univision will continue to be a common stockholder and a series A preferred stockholder after the merger Advertising spending in Hispanic media increased 12.1% from 2004 to 2005, compared to an increase in advertising spending of 6.6% for all U.S. advertising markets 1 Strong low cost operational platform for undervalued media asset acquisition and growth Revenue and broadcast cash flow enhancement opportunities in media services Initiatives outside of broadcasting Recurring revenue from outsourced C.A.S.H.(tm) system services Well-positioned to benefit from broadcasting industry transition to digital platform Opportunity to provide network delivery services to broadcasters to generate revenue in addition to potential equity ownership interests in customers EBC is one of the largest spectrum holders in the U.S. Attractive discount of approximately 30% to asset value of television broadcast stations and other assets Low leverage broadcast opportunity Excellent opportunity to deploy $115,000,000 in warrant proceeds to support additional growth with low leverage Ability to use cash and stock for complementary and accretive acquisitions in the top 50 media markets (1) Source: Kagan Research, LLC

EBC Overview Management Biographies Larry E. Morton - Chairman, President and CEO of EBC Mr. Morton is one of the founders of EBC and has been a member since inception. Under his leadership, EBC now operates 125 television stations in its network, with 24 full power stations, 37 Class A stations and 64 low power stations, broadcasting in 42 markets across the U.S. Mr. Morton also developed EBC's C.A.S.H.(tm) system, which gives the Company a programming distribution method that allows for greater cable carriage and lower capital and operating costs at each station. Mr. Morton is a graduate of the U.S. Air Force Academy with a Bachelor of Science degree in Economics and is a Certified Public Accountant and licensed real estate broker. He also graduated from the University of Arkansas at Little Rock with a Bachelor of Science degree in Accounting and a Masters in Business Administration. Richard C. Rochon - Chairman and Chief Executive Officer of CPAC Richard C. Rochon has been chairman of the board and chief executive officer of CPAC since its inception. Mr. Rochon co-founded Royal Palm Capital Partners, LLC ("RPCP"), a private investment and management firm in February 2002 and has been its chairman and chief executive officer since that time. RPCP focuses on making investments in industries poised for consolidation and growth and partners with world class management teams in the respective industries. Mr. Rochon also serves as chairman of the boards of publicly-held Devcon International Corp. and Sunair Services Corporation. From 1987 to January 2002, Mr. Rochon was President of Huizenga Holdings, Inc., a management and holding company owned by H. Wayne Huizenga, whose investments included several publicly-held companies, including Blockbuster Entertainment Corporation, Republic Waste Industries, Inc., AutoNation, Inc. and Boca Resorts, Inc. During this time, he served as sole director for many of Huizenga Holdings' privately-held operating companies, including serving as a director of SportsChannel Florida Associates, AutoNation, Inc., the NHL's Florida Panthers and the NFL's Miami Dolphins. Mr. Rochon previously served as vice chairman of Boca Resorts, Inc., an owner and operator of luxury resort properties in Florida, from November 1996 to December 2004, while serving as President from March 1998 until January 2002. In addition, Mr. Rochon has been a director of Bancshares of Florida, a full-service commercial bank since 2002. Since 1996, Mr. Rochon has been a director of Century Business Services, a diversified services company. Mr. Rochon also was employed as a certified public accountant by the public accounting firm of Coopers & Lybrand from 1979 to 1985. Mr. Rochon received his B.S. in Accounting from Binghamton University in 1979 and Certified Public Accounting designation in 1981.

EBC Overview Management Biographies Henry G. Luken - Chairman of Combined CPAC and EBC Henry G. Luken, III, will serve as Chairman of the combined CPAC and EBC upon completion of the merger. Mr. Luken has served as chairman of Covista Communications, a publicly-held global exchange telephone company, since 1999 and has extensive business and telecommunications experience. Prior to purchasing a major interest in Covista in 1999, Mr. Luken founded long distance telephone service re-sellers Telco Communications and Long Distance Wholesale Club in 1993. Telco was a pioneer in dial-around long distance service with Dial and Save, Inc, which grew into a successful telecommunication company and was sold to Excel Communications in 1997 for $1.2 billion. Most recently Mr. Luken moved Covista's headquarters from Little Falls, New Jersey to Chattanooga, Tennessee. Mr. Luken also owns interests in several TV and radio stations. Thomas Arnost - President / CEO of the EBC Broadcast Station Group Thomas M. Arnost has been named President/CEO of the EBC Broadcast Station Group, effective upon completion of the merger. Mr. Arnost previously served as the Co-President of Univision Communications, Inc. Station Group, where he joined the company in 1994. From 1997 to 2005, Mr. Arnost served as Co-President of Univision Television Group, which owns and operates 62 television stations in major U.S. Hispanic markets and Puerto Rico. While serving in this position, Mr. Arnost helped oversee the successful launch of the Telefutura Station Group, which has significantly contributed to Univision's overall revenue growth since its 2002 debut. Prior to this, he served as Executive Vice President of Univision Television Group from 1994 to 1996. During Mr. Arnost's tenure with Univision, total station group revenue grew from under $120 million in 1993 to over $650 million in 2005. Mr. Arnost graduated from the University of Arizona with a B. A. degree in Business Administration and a major in finance. Mario B. Ferrari - Director of CPAC, Chief Strategic Officer of Equity Media Group Mario B. Ferrari has been a director and vice president since CPAC's inception. Mr. Ferrari is a co-founder of Royal Palm Capital Partners, LLC, a private investment and management firm, where he has been a partner since July 2002. He has also served as a director of publicly-held Devcon International Corp., since July 2004 and as vice chairman of publicly-held Sunair Services Corporation since February 2005. From June 2000 to June 2002, he was an investment banker with Morgan Stanley & Co. Previously, Mr. Ferrari co-founded PowerUSA, LLC, a retail renewable energy services company, in October 1997 and was a managing member until September 1999. Mr. Ferrari graduated from Georgetown University, where he received his B.S., magna cum laude, in Finance and International Business.

In an era of declining revenue and margins for television broadcasters, EBC is a fast growing broadcaster with a low cost structure and multiple sources of revenue and value. EBC is the Broadcaster of the Future and the future is now! Summary

Thank You For Attending If you would like more information about Equity Broadcasting or want a copy of today's presentation, please contact us at ebccomments@ebcorp.net.